UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 21, 2017

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 17, 2017, Wireless Telecom Group, Inc. (the “Company”) completed the acquisition of CommAgility, Ltd. (“CommAgility”), a company incorporated in England and Wales.

On February 21, 2017, the Company issued a press release announcing the acquisition of CommAgility. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on February 21, 2017, the Company posted an investor presentation with supplemental information regarding the acquisition of CommAgility on its website. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01, Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibit No.	Description

99.1	Press release, dated February 21, 2017, issued by Wireless Telecom Group, Inc. announcing the acquisition of CommAgility, Ltd.

99.2	Investor Presentation, dated February 21, 2017
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: February 21, 2017	By:	/s/ Timothy Whelan
Timothy Whelan
Chief Executive Officer and Director
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 21, 2017, issued by Wireless Telecom Group, Inc. announcing the acquisition of CommAgility, Ltd.

99.2	Investor Presentation, dated February 21, 2017
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